THE ALGER FUNDS II

Alger Technology Fund

Supplement dated February 25, 2009 to the
Prospectus dated September 24, 2008,
as Revised December 1, 2008
As supplemented to date

Alger Technology Fund

The Board of Trustees of The Alger Funds II (the "Trust") has approved the liquidation of Alger Technology Fund, a series of the Trust (the "Fund"). After the close of trading on the New York Stock Exchange on February 27, 2009 (normally 4:00 p.m., Eastern time), the Fund will be closed to further investment, excluding reinvestment of any dividends and distributions. It is anticipated that the Fund's assets will be distributed to investors on or about April 30, 2009.

Liquidation of shares may be a taxable event to shareholders. Shareholders in Alger-sponsored tax-deferred accounts may choose to exchange their shares of the Fund for shares of another of the Alger Family of Funds prior to the Fund's liquidation, or their shares will be exchanged for shares of Alger Money Market Fund. Investors are urged to consult their own tax advisers as to the federal, state, and local tax consequences of the liquidation.

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